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                                                                   Exhibit 10.14

                               SERVICING AGREEMENT

                                      among

                             CONN FUNDING II, L.P.,
                                   AS ISSUER,

                                   CAI, L.P.,
                                  AS SERVICER,

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   AS TRUSTEE

                                   ----------

                          DATED AS OF SEPTEMBER 1, 2002

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I    DEFINITIONS.......................................................1

     Section 1.01  Defined Terms...............................................1

     Section 1.02  Definitions.................................................2

     Section 1.03  Other Definitional Provisions...............................3

ARTICLE II   ADMINISTRATION AND SERVICING OF RECEIVABLES AND
             RELATED SECURITY..................................................3

     Section 2.01  Appointment of Servicer.....................................3

     Section 2.02  Duties of Servicer..........................................5

     Section 2.03  Rights After Designation of New Servicer...................11

     Section 2.04  Servicer Default...........................................11

     Section 2.05  Servicer Indemnification of Indemnified Parties............13

     Section 2.06  Grant of License...........................................13

     Section 2.07  Servicing Compensation.....................................14

     Section 2.08  Representations and Warranties of the Servicer.............14

     Section 2.09  Reports and Records for the Trustee........................17

     Section 2.10  Reports to the Commission..................................17

     Section 2.11  Affirmative Covenants of the Servicer......................17

     Section 2.12  Negative Covenants of the Servicer.........................19

ARTICLE III  RIGHTS OF NOTEHOLDERS AND ALLOCATION AND APPLICATION
             OF COLLECTIONS...................................................20

     Section 3.01  Establishment of Accounts..................................20

     Section 3.02  Collections and Allocations................................20

ARTICLE IV   OTHER SERVICER POWERS............................................22

     Section 4.01  Appointment of Paying Agent................................22

     Section 4.02  Meetings of Noteholders....................................22

ARTICLE V    OTHER MATTERS RELATING TO THE SERVICER...........................22

     Section 5.01  Liability of the Servicer..................................22

     Section 5.02  Limitation on Liability of the Servicer and Others.........22

     Section 5.03  Servicer Not to Resign.....................................23

     Section 5.04  Waiver of Defaults.........................................23

ARTICLE VI   ADDITIONAL OBLIGATION OF THE SERVICER WITH RESPECT TO
             THE TRUSTEE......................................................23

     Section 6.01  Successor Trustee..........................................23

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     Section 6.02  Tax Returns................................................24

     Section 6.03  Final Payment with Respect to Any Series...................24

ARTICLE VII  MISCELLANEOUS PROVISIONS.........................................24

     Section 7.01  Amendment..................................................24

     Section 7.02  Protection of Right, Title and Interest to Receivables
                   and Related Security.......................................25

     Section 7.03  Governing Law..............................................26

     Section 7.04  Notices....................................................26

     Section 7.05  Severability of Provisions.................................26

     Section 7.06  Delegation.................................................27

     Section 7.07  Waiver of Trial by Jury....................................27

     Section 7.08  Further Assurances.........................................27

     Section 7.09  No Waiver; Cumulative Remedies.............................27

     Section 7.10  Counterparts...............................................27

     Section 7.11  Third-Party Beneficiaries..................................27

     Section 7.12  Actions by Noteholders.....................................27

     Section 7.13  Rule 144A Information......................................28

     Section 7.14  Merger and Integration.....................................28

     Section 7.15  Headings...................................................28

     Section 7.16  Rights of the Trustee......................................28

EXHIBITS
     Exhibit A-1  Form of Monthly Servicer Report
     Exhibit A-2  Form of Monthly Noteholders' Statement
     Exhibit B    Form of Annual Servicer's Certificate
     Exhibit C    Form of Credit and Collection Policy
     Exhibit D    Form of Accounting Control Procedures and Processing Report
     Exhibit E    Form of Post Office Box Agreement

SCHEDULES

     Schedule 2.08(i)  Litigation

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          SERVICING AGREEMENT dated as of September 1, 2002 (the "Agreement") by and among CONN FUNDING II, L.P., a Texas limited partnership, as issuer (the "Issuer"), CAI, L.P., a Texas limited partnership ("CAI"), as initial Servicer, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (defined below) (in such capacity, together with its successors and assigns in such capacity, the "Trustee").

          WHEREAS, the Issuer has purchased from Conn Funding I, L.P., and has purchased and desires to continue to purchase from Conn Appliances, Inc., and CAI (collectively, and together with any additional "Sellers" added from time to time pursuant to the Purchase Agreement referenced below, the "Sellers"), from time to time, Receivables and other Related Security relating to such Receivables pursuant to the terms of and subject to the conditions set forth in the Receivables Purchase Agreement dated as of September 1, 2002 (as amended on and through the date hereof and as further amended, supplemented or otherwise modified from time to time the "Purchase Agreement") between the Sellers and the Issuer.

          WHEREAS, the Issuer is entering into a Base Indenture dated as of the date hereof, together with one or more supplements thereto (as amended, supplemented or otherwise modified from time to time, the "Indenture"), between the Issuer and the Trustee, and each of the other related Transaction Documents, pursuant to which the Issuer plans to issue one or more Notes from time to time, in order to finance its business operations.

          WHEREAS, the Servicer is willing to service all Receivables and other Related Security acquired by the Issuer from time to time, pursuant to the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 Defined Terms. As used in this Agreement, the following terms have the following meanings:

               "Back-Up Servicer" is defined in Section 2.01(b).

               "Back-Up Servicing Agreement" is defined in Section 2.01(b).

               "CAI" is defined in the preamble.

               "Consolidated Net Worth" means at any date, with respect to any Person, the consolidated stockholders' equity of such Person and its consolidated Subsidiaries, plus the principal amount of subordinated debt of such Person, minus (to the extent reflected in determining such consolidated stockholders' equity) all intangible assets (determined in accordance with GAAP) as reported in

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          the audited consolidated financial statements of such Person for the fiscal year in question.

               "Custodian" is defined in Section 2.02(a)(ii).

               "Field Collections" is defined in Section 2.02(c).

               "Indemnified Parties" is defined in Section 2.05.

               "Indenture" is defined in the second recital.

               "In-Store Payments" is defined in Section 2.02(c).

               "Investor Servicing Fee" is defined in Section 2.07.

               "Issuer" is defined in the preamble.

               "Issuer Servicing Fee" is defined in Section 2.07.

               "Mail Payments" is defined in Section 2.02(c).

               "Post Office Box" means post office box 1687 in the name of the Issuer maintained by the Issuer or the Servicer for the receipt of Collections from the Obligors.

               "Post Office Box Agreement" means an agreement by and among the Issuer, the Trustee, the Servicer and the United States Postal Service, in substantially the form attached hereto as Exhibit E, specifying the rights of the parties in the Post Office Box.

               "Purchase Agreement" is defined in the first recital.

               "Sellers" is defined in the first recital.

               "Servicer" is defined in Section 2.01(a).

               "Servicer Default" is defined in Section 2.04.

               "Servicing Fee" is defined in Section 2.07.

               "Specified Servicer Default" means any Servicer Default of the type specified in paragraph (a), (b), (c) or (d) of Section 2.04.

               "Trustee" is defined in the preamble.

          Section 1.02 Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture and, to the extent applicable, the Series Supplement for each Series.

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          Section 1.03  Other Definitional Provisions.

               (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

               (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or in the Indenture shall have the respective meanings given to them under GAAP, subject to the Indenture. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

               (c) Unless the context otherwise requires, if more than one Person is acting as Servicer under this Agreement, the agreements, representations and warranties of the Servicer in this Agreement shall be deemed to be the joint and several agreements, representations and warranties of such Persons for so long as such Persons act in such capacity under this Agreement; provided, that notwithstanding the above, CAI shall remain liable for claims arising for breach of such agreements, representation and warranties that arise from events that occurred while it was acting in such capacity under this Agreement.

               (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE II

                          ADMINISTRATION AND SERVICING
                       OF RECEIVABLES AND RELATED SECURITY

          Section 2.01  Appointment of Servicer.

               (a) The servicing, administering and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this Section 2.01. Until the Trustee gives notice to CAI of the designation of a new Servicer pursuant to this Section 2.01, CAI is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Servicer may not delegate any of its rights, duties or obligations hereunder, or designate a substitute Servicer, without the prior written consent of the Trustee, the Enhancement Providers and the Notice Persons; provided, however, that CAI shall be permitted to delegate its duties hereunder to any of its Affiliates or their agents and may use sub-Servicers, but such delegation shall not relieve CAI of its duties and obligations hereunder.

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               (b)  (i) After the occurrence of a Servicer Default or any Pay
          Out Event, the Trustee may, and upon the direction of the Required Noteholders or in the case of a Specified Servicer Default shall, in accordance with the provisions set forth in clause (ii) below, appoint Wells Fargo Bank Minnesota, National Association, to succeed CAI as Servicer hereunder (in such capacity, together with its respective successors and assigns in such capacity, the "Back-Up Servicer") pursuant to the Back-Up Servicing Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time the "Back-Up Servicing Agreement), among the Back-Up Servicer and the various other parties thereto.

                    (ii) If (x) the Back-Up Servicer, on the date of its appointment as successor Servicer or at any time following such appointment, fails or is unable to perform the duties of the Servicer hereunder or has previously resigned or otherwise been terminated as Back-Up Servicer, or (y) any other Person designated successor Servicer in accordance with this Section
               2.01 resigns, fails or is unable to perform the duties of the Servicer hereunder following its appointment as successor Servicer, the Trustee may, and upon the direction of the Required Noteholders shall, appoint as Servicer any Person to succeed the then-current Servicer on the condition in each case that any such Person so appointed shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Until such time as the Person so appointed becomes obligated to begin acting as Servicer hereunder, the then current Servicer will continue to perform all servicing functions under this Agreement and the other Transaction Documents. If the Trustee is not able to appoint a new Servicer to succeed CAI, the Back-Up Servicer or any other Person then acting as Servicer, within a reasonable time following the date upon which it is required to so appoint a successor to the Servicer pursuant to this Section 2.01 (but in any event not later than 30 days following such date), the Trustee shall at the Issuer's expense petition a court of competent jurisdiction to appoint as the Servicer hereunder any established financial institution having, in the case of any entity that is subject to risk-based capital adequacy requirements, risk-basked capital of at least $25,000,000 or, in the case of an entity that is not subject to risk-based capital requirements, having a net worth of not less than $25,000,000 and whose regular business includes the servicing of receivables comparable to the Receivables which are the subject of this Agreement and the other Transaction Documents. Following any appointment of a successor Servicer pursuant to this Section 2.01, the Trustee will provide notice thereof to the Issuer, the Sellers, the Enhancement Providers and the Noteholders.

               (c) The Trustee shall not be responsible for any differential between the Servicing Fee and any compensation paid to a successor Servicer hereunder.

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          Section 2.02  Duties of Servicer.

               (a) (i) The Servicer shall take or cause to be taken all such action as may be reasonably necessary or advisable to collect each Receivable from time to time, all in accordance with applicable Laws, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Issuer, each Noteholder by its acceptance of the related Notes and each of the other Secured Parties (through their deemed appointment of the Trustee pursuant to the Indenture), hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 2.01 hereof, to enforce its respective rights and interests in and under the Contracts, Receivables and Related Security, Collections and proceeds with respect thereto. To the extent permitted by applicable law, each of the Issuer and CAI (to the extent not then acting as Servicer hereunder) hereby grants to any Servicer appointed hereunder all rights and powers of the Issuer and/or the Servicer, as the case may be, under the Contracts and with respect to the Related Security, and hereby grants an irrevocable power of attorney to take in the Issuer's and/or CAI's name and on behalf of the Issuer or CAI any and all steps necessary or desirable, in the reasonable determination of the Servicer, to collect all amounts due under any and all Receivables, including, without limitation, to cancel any policy of insurance, make demands for unearned premiums, commence enforcement proceedings, exercise other powers under a Contract, execute and deliver instruments of satisfaction or cancellation, or full or partial discharge, with respect to Receivables, endorse the Issuer's and/or CAI's name on checks and other instruments representing Collections and enforce such Receivables and the related Contracts. The Servicer shall, as soon as practicable following receipt thereof, turn over to CAI any collections of any Indebtedness of any Person which is not on account of a Receivable. The Servicer shall not make the Trustee, any Enhancement Provider, any Noteholder or any of their respective agents a party to any litigation without the prior written consent of such Person. Without limiting the generality of the foregoing and subject to Section 2.04, the Servicer is hereby authorized and empowered unless such power and authority is revoked by the Trustee on account of a Servicer Default (A) to make deposits or withdrawals from the Collection Account as set forth in this Agreement, the Indenture and any Series Supplement, (B) to instruct the Trustee to make deposits or withdrawals and payments from the Finance Charge Account, the Principal Account and any Series Account, in accordance with such instructions as set forth in the Indenture or any applicable Series Supplement, (C) to instruct or notify Trustee in writing, as set forth in this Agreement, the Indenture and any Series Supplement, (D) to make all calculations, allocations and determinations required of the Servicer under the Indenture, any Series Supplement and as required herein or to establish Series Accounts, (E) to execute and deliver, on behalf of the Issuer for the benefit of the Noteholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the other Contracts and Related Security and, after any delinquency in payment relating to any Receivable, to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect thereto (including cancellation

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          of the related insurance policy) and (F) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Issuer as may be necessary or advisable to comply with any federal or state securities or reporting requirements.

                    (ii) Subject to the terms and conditions of this Section 2.02(a)(ii), CAI shall maintain custody and possession of the Receivable Files on behalf of, and as bailee for, Trustee (for the benefit of the Noteholders and the other Secured Parties) (in such capacity, together with its successors and assigns, the "Custodian").

               (A) Custodian agrees to maintain possession of the related Receivable Files at its offices where they are presently maintained, at the offices of the related subservicers or at such other offices of Custodian as shall from time to time be identified to Trustee by written notice. Custodian shall segregate such Receivable Files from other files maintained by Custodian and shall store such Receivable Files in fireproof safes upon conversion to microfilm, which shall occur as soon as practical after acquisition of the applicable Receivable by the Issuer and in no event later than six (6) months after such acquisition. Until such time as Trustee shall notify Originator in writing, Trustee hereby appoints CAI, and CAI hereby agrees to act, as Custodian hereunder. Custodian may temporarily deliver individual Receivable Files or any portion thereof to Servicer without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

               (B) As custodian and bailee, Custodian shall hold the Receivable Files (by itself and/or through subservicers) on behalf of Trustee (for the benefit of the Secured Parties and, by agreeing to act as Custodian, is deemed to have received notice of the security interests of the Secured Parties in the Collateral), maintain accurate records pertaining to each Receivable to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof and conduct periodic physical inspections of Receivable Files held by it under this Agreement and attend to all other details in connection with maintaining custody of the Receivable Files.

               (C) In performing its duties under this Section 2.02(a)(ii), Custodian agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned and/or serviced by it. Custodian shall promptly report to Trustee any material failure by it to hold the Receivable Files as herein provided and shall promptly take appropriate action to remedy such failure. In acting as custodian of the Receivable Files, Custodian agrees further not to assert, and shall cause each related subservicer not to assert any beneficial ownership interests in the Receivables. Custodian agrees to indemnify Trustee, the Secured Parties and Issuer, and their respective officers, directors, employees, partners and agents for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be

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          imposed on or incurred by any such Person arising from the gross negligence or willful misconduct of Custodian in maintaining custody of the Receivable Files pursuant to this Section 2.02(a)(ii); provided, however, that Custodian will not be liable to the extent that any such amount resulted from the negligence or willful misconduct of such Person.

               (D) The appointment of Custodian shall terminate at the sole discretion of Trustee or at the direction of the Trustee acting at the direction of the Required Noteholders upon the replacement of Custodian by a successor Custodian selected by Trustee. Promptly following the appointment of a successor Custodian, and in any event within five days of such appointment, Custodian shall (at Custodian's sole cost and expense if a Servicer Default shall have occurred or if the Custodian shall have been removed for cause) deliver all of the Receivable Files in its possession, and all records maintained by it with respect thereto, to such successor Custodian.

               (b) (i) Servicer shall service and administer the Receivables on behalf of Issuer and Trustee (for the benefit of the Secured Parties) and shall have full power and authority, acting alone and/or through subservicers as provided in Section 2.02(b)(iii), to do any and all things which it may deem reasonably necessary or desirable in connection with such servicing and administration and which are consistent with this Agreement. Consistent with the terms of this Agreement, Servicer may waive, modify or vary any term of any Receivable or consent to the postponement of strict compliance with any such term or in any manner, grant indulgence to any Obligor if, in Servicer's reasonable determination, such waiver, modification, postponement or indulgence is not materially adverse to the interests of Issuer or Trustee (for the benefit of the Secured Parties); provided, however, that Servicer may not permit any modification with respect to any Receivable that would change its interest rate, defer the payment of any principal or interest, reduce the Outstanding Principal Balance (except for actual payments of principal), or extend the final maturity date on such Receivable except in accordance with the Credit and Collection Policy. Without limiting the generality of the foregoing, Servicer in its own name or in the name of Issuer is hereby authorized and empowered by Issuer when Servicer believes it appropriate in its best judgment to execute and deliver, on behalf of Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivable.

                    (ii) Servicer shall service and administer the Receivables by employing such procedures (including collection procedures) and degree of care, in each case consistent with prudent industry standards, as are customarily employed by Servicer in servicing and administering contracts and notes owned or serviced by Servicer comparable to the Receivables. Servicer shall not take any action to impair Trustee's (for the benefit of the Secured Parties) security interest in any Receivable, except to the extent allowed pursuant to this Agreement or required by law.

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                    (iii)  Servicer may perform any of its duties pursuant to
               this Agreement, including those delegated to it pursuant to this Agreement, through subservicers appointed by Servicer. Such subservicers may include Affiliates of Servicer. Notwithstanding any such delegation of a duty, Servicer shall remain obligated and liable for the performance of such duty as if Servicer were performing such duty.

                    (iv) Servicer may take such actions as are necessary to discharge its duties as Servicer in accordance with this Agreement, including the power to execute and deliver on behalf of Issuer such instruments and documents as may be customary, necessary or desirable in connection with the performance of Servicer's duties under this Agreement (including consents, waivers and discharges relating to the Receivable).

                    (v) Servicer shall keep separate records covering the transactions contemplated by this Agreement including the identity and collection status of each Receivable purchased by Issuer from the Originator.

               (c) Collections. (i) On or prior to the Initial Closing Date, Issuer and Servicer shall have established and shall maintain thereafter the following system of collecting and processing Collections of Receivables. The Obligors may make payments of Receivables only (A) by check mailed to the Post Office Box (such payments, upon receipt in such Post Office Box being referred to herein as "Mail Payments"), (B) by cash, credit card or check delivered in person or by phone at retail stores or other business locations of Originator (such payments, upon receipt by such stores, being referred to herein as "In-Store Payments") or (C) by cash, credit card or check delivered in person or by phone at a service center of CAI or, in the case of certain delinquent accounts, to employees of CAI operating out of a service center of CAI (such payments, upon receipt by the service center, being referred to herein as "Field Collections").

                    (ii) Servicer's right of access to the Post Office Box shall be revocable at the option of Trustee (acting in its own discretion or at the direction of the Required Noteholders) upon the occurrence of any Potential Pay Out Event, Pay Out Event or Servicer Default. In addition, after the occurrence of any Potential Pay Out Event, any Pay Out Event or any Servicer Default, Servicer agrees that it shall, upon the written request of Trustee, notify all Obligors under Receivables to make payment thereof to (i) one or more bank accounts and/or post-office boxes designated by Trustee and specified in such notice or (ii) any successor Servicer appointed hereunder. The Trustee may, and shall at the request of the Required Noteholders, if any Potential Pay Out Event or Pay Out Event has occurred, require the Servicer to establish a lockbox account pursuant to a lockbox agreement acceptable to the Notice Persons, and to direct all Obligors under Receivables to make payments to such lockbox account.

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                    (iii)  Servicer shall remove or cause all Mail Payments to be removed from the Post Office Box by the close of business on each Business Day. Servicer shall process all such Mail Payments and all Field Collections on the date received by recording the amount of the payment received from the Obligor and the applicable account number. Subject to Section 5.4(a) of the Indenture, no later than the close of business on the second Business Day following the date on which Mail Payments are received in the Post Office Box or Field Collections are received by Servicer, Servicer shall deposit or cause such Mail Payments and such Field Collections to be deposited in the Collection Account in the same form in which such payments are received. Subject to Section 5.4(a) of the Indenture, Originator and Servicer shall cause all In-Store Payments to be (i) processed as soon as possible after such payments are received by Originator or Servicer but in no event later than the Business Day after such receipt, and (ii) deposited in the Collection Account no later than two Business Days following the date of such receipt. Subject to Section 5.4(a) of the Indenture, Servicer shall deposit all Recoveries into the Collection Account within two Business Days after the date of receipt of such Recoveries.

                    (iv) So long as no Potential Pay Out Event, Pay Out Event or Servicer Default shall have occurred and be continuing, Servicer shall be permitted to transfer Available Cash on deposit in the Principal Account for the purchase of Receivables by Issuer pursuant to the Purchase Agreement or to repay the Originator Notes solely to the extent that the principal amount of such Originator Note was increased since the preceding Payment Date.

                    (v) All Collections received by Originator or a Servicer in respect of Receivables will, pending remittance to the Collection Account as provided herein, be held by Originator or such Servicer in trust for the exclusive benefit of Trustee and shall not be commingled with any other funds or property of Originator or Servicer except as otherwise permitted in accordance with Section 5.4 of the Indenture. Only Collections received by Originator or Servicer shall be deposited in the Collection Account. Any funds held by Originator or Servicer representing Collections of Receivables released from the Principal Account as provided in Section 2.02(c)(iv) above shall be held in trust by Originator or CAI for the benefit of Trustee until such Collections are deposited into the Collection Account in accordance with Section 5.4 of the Indenture.

                    (vi) Originator, Issuer and Servicer hereby irrevocably waive any right to set off against, or otherwise deduct from, any Collections.

                    (vii) Issuer and Servicer hereby transfer, assign, pledge, set over and convey to Trustee all of their right, title and interest in and to the Collection Account and the other Trust Accounts.

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                    (viii) All payments or other amounts collected or received by Servicer in respect of a Receivable shall be applied to the Outstanding Principal Balance of such Receivable and allocated first to the amount of any outstanding Finance Charge Receivables due in respect thereof and then to the amount of any Principal Receivables due in respect thereof.

               (d) If the Servicer is not the Issuer, CAI or an Affiliate of the Issuer or CAI, the Servicer, by giving three (3) Business Days' prior written notice to the Trustee, may revise the Servicing Fee; provided that such revised Servicing Fee shall be a reasonable fee agreed upon by the Servicer and the Notice Persons of each Series and the Trustee on an arm's-length basis reflecting rates and terms prevailing at such time.

               (e) (i) On or before 120 days after the end of each calendar year and on or before 90 days after the end of each July 31, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer, the Issuer or any Affiliates of the foregoing) to furnish to the Issuer and the Trustee and the Enhancement Providers, (a) a report in a format similar to Exhibit D attached hereto, to the effect that they have (1) reviewed the Servicer's internal accounting control procedures and processing functions relating to the Servicer's credit policies and origination, collections, aging and charge-off functions,
          (2) performed testing of a statistically significant sample of Receivables and one Monthly Servicer Report (such Monthly Servicer Report to be in a format similar to Exhibit A-1 attached hereto), and describing the results of such review and testing, and (3) during such review and testing, not discovered any deviations (other than those described in the report) from the Credit and Collection Policy, and
          (b) a report in a format similar to Exhibit D attached hereto to the effect that they have applied certain procedures set forth in such Exhibit agreed upon with the Servicer and the Notice Persons and examined certain documents and records relating to the servicing of Receivables under this Agreement, and that, based upon such agreed upon procedures, nothing has come to the attention of such accountants that caused them to believe such servicing (including without limitation, the allocation of Collections) has not been conducted in compliance with the terms and conditions set forth in Article V of the Indenture and Article V of each Series Supplement and/or the appropriate subsections thereof (with respect to specific procedures performed), except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. In addition, each report shall set forth the agreed upon procedures performed.

                    (ii) The Servicer will deliver to the Trustee and the Enhancement Providers on or before March 31 of each calendar year, beginning with March 31, 2003, a certificate in substantially the form of Exhibit B of an authorized officer of the Servicer stating that (a) a review of the activities of the Servicer during the preceding calendar year (or portion thereof, as applicable) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed in all material respects all of its obligations under this Agreement and each other applicable Transaction Document to which it is a party throughout such period, or, if there has been a default in the performance of any such obligation, specifying such default known to such officer and the nature and status thereof.

               (f)  Notwithstanding anything to the contrary contained in this
          Article II, the Servicer, if not the Issuer, CAI or any Affiliate of the Issuer or CAI, shall have no obligation to collect, enforce or take any other action described in this Article II with respect to any Indebtedness that is not included in the Trust Estate other than to deliver to the Issuer the collections and documents with respect to any such Indebtedness as described in Section 2.02(a) hereof.

          Section 2.03 Rights After Designation of New Servicer. At any time following the designation of a new Servicer (other than CAI) pursuant to Section
2.01 hereof:

                    (i) The Trustee may, at its option, or shall, at the direction of the Required Noteholders, direct that payment of all amounts payable under any Receivable be made directly to the Trustee or its designee.

                    (ii) The Issuer shall, at the Trustee's request and at the Issuer's expense, give notice (to the extent such notice has not otherwise already been provided) of the Trustee's interest in Receivables to each Obligor and direct that payments be made directly to the Trustee or its designee.

                    (iii) The Issuer shall, at the Trustee's request, (A) assemble all of the records relating to the Receivables and other Related Security, and shall make the same available to the Trustee or its designee at a place selected by the Trustee or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Trustee and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Trustee or its designee.

                    (iv) The Issuer hereby authorizes the Trustee to take any and all steps in the Issuer's name and on behalf of the Issuer necessary or desirable, in the reasonable determination of the Trustee, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Issuer's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

          Section 2.04 Servicer Default. The occurrence of any one or more of the following events shall constitute a Servicer default (each, a "Servicer Default"):

               (a) failure by the Servicer (or, for so long as CAI is the Servicer, CAI) to make any payment, transfer or deposit under this Agreement or any other

          Transaction Document or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit or any withdrawal or to give notice to the Trustee as to any required drawing or payment under any applicable form of Enhancement or the Servicer Letter of Credit on or before the date occurring two Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any other Transaction Document (or in the case of a payment, transfer, deposit or instruction to be made or given with respect to any Interest Period, by the related Payment Date);

               (b) failure on the part of the Servicer (or, for so long as the Servicer is CAI, CAI) duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any other Transaction Document, which failure continues unremedied for a period of 30 days after the earlier of discovery by the Servicer or the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Issuer or any Notice Person; or the Servicer shall assign its duties under this Agreement, except as permitted by Article II;

               (c) any representation, warranty or certification made by the Servicer in this Agreement or any other Transaction Document or in any certificate delivered pursuant to this Agreement or any other Transaction Document shall prove to have been incorrect when made which continues unremedied for a period of 30 days after the date on which the Servicer has knowledge thereof or on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Issuer or any Notice Person;

               (d) the Servicer shall become the subject of any Event of Bankruptcy or shall voluntarily suspend payment of its obligations;

               (e) for so long as CAI is the Servicer, the failure of Conn to maintain a Consolidated Net Worth of at least $30,000,000.

               (f) at any time that CAI is the Servicer, any event of default (which has not been waived or cured within ten (10) Business Days) under (A) the Retailer Credit Agreement, (B) any inventory financing agreement between any lender and the Servicer, the Parent or any Originator, or (C) any indenture, credit or loan agreement or other agreement or instrument of any kind pursuant to which Debt of the Servicer, the Parent or Originator in an aggregate principal amount in excess of $1,000,000 is outstanding or by which the same is evidenced, shall have occurred and be continuing;

               (g) the Parent shall cancel the Dealer Agreement dated as of January 1, 1998, between the Parent and the Voyager Service Programs, Inc., and the Originator and the Parent shall not have arranged for an alternate service policy insurance arrangement acceptable to the Notice Persons;

               (h) at any time that CAI is Servicer, a final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall have been rendered against the Issuer, the Servicer, any Originator or Parent and the same shall have remained unsatisfied and in effect, without stay of execution, for a period of 30 consecutive days after the period for appellate review shall have elapsed; or

               (i)  a Change in Control shall have occurred and be continuing.

          Section 2.05 Servicer Indemnification of Indemnified Parties. The Servicer shall indemnify and hold harmless the Trustee, the Enhancement Providers, the Noteholders (together with their respective successors and permitted assigns) and each of their respective agents, officers, members and employees (collectively, the "Indemnified Parties"), from and against any loss, liability, expense, damage or injury suffered or sustained solely by reason of any breach by the Servicer of any of its representations, warranties or covenants contained in this Agreement or any failure by the Servicer to perform any duty or obligation of the Servicer contained in this Agreement or any other Transaction Document, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses reasonably incurred in connection with the defense of any actual action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Indemnified Parties if such acts or omissions were attributable directly or indirectly to gross negligence or willful misconduct by such Indemnified Party. Any indemnification pursuant to this Section shall be had only from the assets of the Servicer and shall not be payable from Collections, except to the extent such Collections are released to the Servicer in accordance with Section 5.11 (or any related provision describing the allocation of Collections) of the Indenture and each Series Supplement in respect of the Servicing Fee. The provisions of such indemnity shall run directly to and be enforceable by such Indemnified Parties.

          Section 2.06 Grant of License. For the purpose of enabling the Back-Up Servicer or any other successor Servicer to perform the functions of servicing and collecting the Receivables upon a Servicer Default, the Servicer hereby (i) assigns, to the extent permitted, to the Trustee for the benefit of the Secured Parties and shall be deemed to assign to the Trustee for the benefit of the Secured Parties, the Back-Up Servicer or any other successor Servicer all rights owned or hereinafter acquired by the Servicer (by license, sublicense, lease, easement or otherwise) in and to any equipment used for servicing (or reasonable access thereto) together with a copy of any software used in connection with the performance of its duties as Servicer and relating to the Servicing and collecting of Receivables, (ii) agrees to use all reasonable efforts to assist the Trustee for the benefit of the Secured Parties, the Back-Up Servicer or any other successor Servicer to arrange licensing agreements with all software vendors and other applicable persons in a manner and to the extent reasonably appropriate to effectuate the servicing of the Receivables,
(iii) agrees to deliver to the Trustee executed copies of any landlord waivers in a form reasonably acceptable to the Notice Persons that may be necessary to grant to the Trustee, the Back-Up Servicer or any other successor Servicer access to any leased premises of the Servicer for which the Trustee, the Back-Up Servicer or any other successor Servicer may require access to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents and (iv) agrees that it will terminate its activities as Servicer hereunder in a manner which the Trustee reasonably believes will facilitate the transition of the performance of such activities to the Back-Up Servicer or any other designated successor Servicer, as applicable, and shall use commercially reasonable efforts to assist the Trustee in such transition.

          Section 2.07 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") prior to the Indenture Termination Date as described in Section 12.1 of the Indenture. The Servicing Fee shall be payable, with respect to each Series, at the times and in the amounts set forth in the related Series Supplement. The Servicing Fee shall be allocated between the Notes (the "Investor Servicing Fee"), the Issuer (the "Issuer Servicing Fee") and any Enhancement Provider and holder of a Collateral Interest, if applicable and so provided in a related Series Supplement.

          The Servicer's expenses include the fees and disbursements of independent public accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, that the Servicer in its capacity as such shall not be liable for any liabilities, costs or expenses of the Issuer, the Noteholders or the Note Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income or gross receipts (or any interest or penalties with respect thereto or arising from a failure to comply therewith) except to the extent that such liabilities, taxes or expenses arose as a result of the breach by the Servicer of its obligations under Section
6.02 hereof. In such case, the Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

          Section 2.08 Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to and for the benefit of the Issuer, the Trustee and the Noteholders as of the date of this Agreement and as of each Closing Date:

               (a) Organization and Good Standing, etc. Servicer has been duly organized and is validly existing and in good standing under the laws of its state of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business are presently conducted. Servicer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office are located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

               (b) Power and Authority; Due Authorization. Servicer has (i) all necessary power, authority and legal right to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party, and (ii) duly authorized, by all necessary action, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. Servicer had at all relevant times, and now has, all necessary power, authority and legal right to perform its duties as Servicer.

               (c) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the organizational documents of Servicer, or (B) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Servicer is a party or by which any of them or any of their respective properties is bound, (ii) result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (iii) violate any law or any order, rule, or regulation applicable to Servicer or of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Servicer or any of its properties.

               (d) Validity and Binding Nature. This Agreement is, and the other Transaction Documents to which it is a party when duly executed and delivered by Servicer and the other parties thereto will be, the legal, valid and binding obligation of Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

               (e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body required for the due execution, delivery or performance by Servicer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements referred to in Section 3.11(iii) and Schedule I to the Indenture.

               (f) Margin Regulations. Servicer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

               (g) Offices. The principal place of business and chief executive office of Servicer is located at the address referred to in Section
          7.04 (or at such other locations, notified to Administrator in jurisdictions where all action required thereby has been taken and completed).

               (h) Compliance with Applicable Laws. Servicer is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

               (i)  No Proceedings. Except as described in Schedule 2.08(i),

                    (i) there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which Servicer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of Servicer, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against Servicer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and

                    (ii) there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of Servicer, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any other Transaction Document, or (B) seeking to prevent the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document.

               (j) Accuracy of Information. All information heretofore furnished by, or on behalf of, Servicer to the Trustee, any Enhancement Provider, any Notice Person or any Noteholder in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

               (k) No Material Adverse Change. Since January 31, 2002, there has been no material adverse change in the collectibility of the Receivables or Servicers's (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

          In the event that there is any breach of any of the representations, warranties or covenants of the Servicer contained in Sections 2.11(a) and (e) and 2.12(a) with respect to any Receivable, and such Receivable becomes a Defaulted Receivable or the rights of the Secured Parties in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available to the Trustee for the benefit of the Secured Parties or the Servicer has released any Merchandise securing a Receivable from the lien created by such Receivable (except as specifically provided in the Transaction Documents), then the Servicer shall be deemed to have received on such day a collection of such Receivable in full, and the Servicer shall, on the Distribution Date, deposit into the Collection Account, subject to Section 5.4(a) of the Indenture, an amount equal to the Outstanding Principal Balance of such Receivable, together with accrued and unpaid interest thereon, and such amount shall be allocated and applied by the Servicer as a Collection allocable to the Receivables or Related Security in accordance with Section 5.11 (or the applicable section relating to allocation of Collections) in each Series Supplement. In the event that the Servicer has paid to or for the benefit of the Noteholders or any other applicable Secured Party the full Outstanding Principal Balance (plus accrued and unpaid interest) of any Receivable pursuant to this paragraph, each of the Trustee for the benefit of the Secured Parties and the Issuer shall release and convey all of such Person's right, title and interest in and to the related Receivable to the Servicer, without representation or warranty, but free and clear of all liens created by such Person, as applicable.

          Section 2.09 Reports and Records for the Trustee. In addition to each of the reports required to be prepared and delivered by the Servicer pursuant to
Section 2.02(e) hereof, the Servicer shall prepare and deliver in accordance with this Section 2.09 each of the following reports and notices:

               (a) Periodic Reports. The Servicer shall prepare and forward to the Issuer, the Trustee, each Holder of a variable funding note issued under the Indenture (i) not later than the Determination Date with respect to each calendar month, a Monthly Servicer Report in substantially the form set forth on Exhibit A-1 attached hereto as of the last Business Day of the immediately preceding calendar month, and
          (ii) as soon as reasonably practicable, from time to time, such other information as the Trustee or any Notice Person may reasonably request.

               (b) Monthly Noteholders' Statement. Unless otherwise stated in the related Series Supplement with respect to any Series, on each Determination Date the Servicer shall forward to the Trustee a Monthly Noteholders' Statement in the form set forth on Exhibit A-2 attached hereto prepared by the Servicer.

               (c) Issuer Reports. The Servicer shall prepare and deliver the reports and comply with all the provisions of Section 4.3 of the Indenture.

               (d) Series Reports. The Servicer shall prepare and deliver any reports required to be prepared and delivered by the Servicer by the terms of any agreements of the Issuer or the Servicer relating to the issuance or purchase of any of the Notes.

          Section 2.10 Reports to the Commission. The Issuer and/or CAI, if the Issuer and/or CAI or any Affiliate of either of them is not acting as Servicer, shall, at the expense of the Issuer or CAI, as applicable, cooperate in any reasonable request of the Trustee in connection with any filings required to be filed by the Trustee under the provisions of the Securities Exchange Act of 1934 or pursuant to Section 4.3 of the Indenture.

          Section 2.11 Affirmative Covenants of the Servicer. At all times from the date hereof to the date on which the outstanding principal balance of all Notes and all amounts owing to the Enhancement Providers by the Issuer shall be equal to zero, unless the Required Persons with respect to each such Series shall otherwise consent in writing:

               (a) Credit and Collection Policy. The Servicer will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

               (b) Collections Received. Subject to Section 5.4(a) of the Indenture, the Servicer shall set aside and deposit as soon as reasonably practicable (but in any event no later than two (2) Business Days following its receipt thereof) into the Collection Account all Collections received from time to time by the Servicer.

               (c) Notice of Defaults, Events of Default, Potential Pay Out Event or Servicer Defaults. Immediately, and in any event within one
          (1) Business Day after the Servicer obtains knowledge or receives notice of the occurrence of each Default, Event of Default, Potential Pay Out Event or Servicer Default, the Servicer will furnish to the Notice Persons of each Series a statement of a Responsible Officer of the Servicer, setting forth details of such Default, Event of Default or Servicer Default, and the action which the Servicer, the Issuer or a Seller proposes to take with respect thereto.

               (d) Conduct of Business. The Servicer will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic limited partnership in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted to the extent that the failure to maintain such would have a Material Adverse Effect.

               (e) Compliance with Laws. The Servicer will comply in all respects with all laws with respect to the Receivables to the extent that any non-compliance would have a Material Adverse Effect.

               (f) Further Information. The Servicer shall furnish or cause to be furnished to the Trustee such other information relating to the Receivables and readily available public information regarding the financial condition of the Servicer, as soon as reasonably practicable, and in such form and detail, as the Trustee or any Notice Person may reasonably request.

               (g) Furnishing of Information and Inspection of Records. The Servicer will furnish to the Trustee and any requesting Notice Person from time to time such information with respect to the Receivables as such Person may reasonably request, including, without limitation, listings identifying the Outstanding Principal Balance for each Receivable, together with an aging of Receivables. The Servicer will, at any time and from time to time during regular business hours and, upon reasonable notice, permit the Trustee, and each of the Notice Persons, or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records relating to the Receivables and (ii) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to Receivables or the Servicer's performance hereunder and under the other Transaction Documents to which it is a party with any of the officers or branch managers of the Servicer, having knowledge of such matters. Upon a Default or Event of Default, the Trustee and each of the Notice Persons may have, without notice, reasonable access to all records and the offices and properties of the Servicer.

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

          Section 2.12 Negative Covenants of the Servicer. At all times from the date hereof to the date on which the outstanding principal balance of all Notes and all amounts owing to the Enhancement Providers by the Issuer shall be equal to zero, unless the Required Persons with respect to each such Series shall otherwise consent in writing:

               (a) Modifications of Receivables or Contracts. The Servicer shall not extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto; except in accordance with Section 2.02(b).

               (b) Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                    (i) the entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an entity organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee, the Notice Persons of each Series and the Servicer Letter of Credit Bank in a form reasonably satisfactory to the Notice Persons of each Series, the performance of every covenant and obligation of the Servicer under the Transaction Documents; and

                    (ii) the Servicer has delivered to the Trustee, each Notice Person and the Servicer Letter of Credit Bank (if requested by such Person) an Opinion of Counsel stating that such consolidation, merger, conveyance or transfer comply with this paragraph (b) and that all conditions precedent herein provided for relating to such transaction have been complied with (and if an agreement supplemental hereto has been executed as contemplated by clause (i) above, such opinion of counsel shall state that such supplemental agreement is a legal, valid and standing obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles).

               (c) No Change in Business or the Credit and Collection Policy. Subject to Requirements of Law, the Servicer will not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect. The Servicer agrees that prior to making any material change in the Credit and Collection Policy in effect on each Closing Date, it shall obtain the prior written consent of the Notice Persons of each Series of such changes; provided, however, that in the case of any material change in its Credit and Collection Policy made pursuant to any Requirement of Law as to which it is unable to give ten (10) Business Days' prior written notice, then the Servicer shall give written notice to the Trustee, each Notice Person and the Issuer of such changes as soon as reasonably practicable prior to the implementation of such changes.

                                   ARTICLE III

                      RIGHTS OF NOTEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

          Section 3.01  Establishment of Accounts.

               (a) The Collection Account. The Servicer, for the benefit of the Secured Parties, shall establish and maintain the Collection Account in the state of New York or in the city in which the Corporate Trust Office is located, with a Qualified Institution in the name of the Trustee, on behalf of the Secured Parties, a non-interest bearing segregated account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Secured Parties. Pursuant to authority granted to it pursuant to subsection 2.02(a), the Servicer shall have the revocable power to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder and under the Indenture and any Series Supplement.

               (b) Series Accounts. If so provided in the related Series Supplement, the Servicer shall cause to be established and maintained in the name of the Trustee for the benefit of the Noteholders and the other Secured Parties of the related Series, one or more Series Accounts. Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the other Secured Parties of such Series, to the extent applicable. Each such Series Account will be a trust account, if so provided in the related Series Supplement, and will have the other features and be applied as set forth in the related Series Supplement.

          Section 3.02  Collections and Allocations.

               (a) Collections. Subject to subsection 5.4(a) of the Indenture, the Servicer shall deposit all Collections in the Collection Account as promptly as possible after the date of receipt of such Collections, but in no event later than the second Business Day following such date of receipt.

          The Servicer shall allocate such amounts to each Series and to the Issuer in accordance with this Article III and Article 5 of the Indenture and shall withdraw the required amounts from the Collection Account or pay such amounts to the Noteholders, the Enhancement Providers, the Issuer or otherwise in accordance with this Article III and Article 5 of the

Indenture, in both cases as modified by any Series Supplement. The Servicer shall make such deposits or payments on the date indicated therein by wire transfer or as otherwise provided in the Series Supplement for any Series of Notes with respect to such Series.

               (b) Allocation of Collections Between Finance Charges and Principal Receivables. At all times and for all purposes of this Agreement, the Indenture and any Series Supplement, the Servicer shall allocate Collections received in respect of any Receivables for any Monthly Period to Finance Charges and to Principal Receivables pursuant to any method of allocation that is in accordance with GAAP and that is consistent with the Servicer's past practice (or is consented to by the Required Persons of each Series).

               (c) Adjustments to Issuer Interest. The Servicer shall be obligated on or prior to each Determination Date to deduct on a net basis for each Monthly Period from the aggregate amount of Principal Receivables used to calculate the Issuer Interest as provided in this subsection 3.02(c) (and to the extent applicable, Section 5.4(d) of the Indenture) (a "Credit Adjustment") the portion of each Principal Receivable which is reduced by the Servicer by any rebate, refund, charge-back or adjustment (including due to any Servicer errors) made in accordance with the Credit and Collection Policy.

               (d) Deemed Collections. If on any day, (i) any of the representations or warranties set forth in Section 5.1(h)(i) and
          Section 3(o)(i) of the Series 2002-A Note Purchase Agreement and the Series 2002-B Note Purchase Agreement, respectively (and any corresponding provisions of any other applicable Note Purchase Agreement), is untrue or incorrect with respect to a Receivable as of the date such representation or warranty was made and such breach continues unremedied for 30 days from the earlier to occur of the discovery of such breach or condition by the Issuer or the Servicer, or receipt by the Issuer of written notice of such breach or condition given by the Trustee, any Notice Person, the Servicer or any Seller,
          (ii) any of the representations or warranties set forth in Section 5.1(n) and Section 3(v) of the Series 2002-A Note Purchase Agreement and the Series 2002-B Note Purchase Agreement, respectively (and any corresponding provisions of any other applicable Note Purchase Agreement), is untrue or incorrect with respect to a Receivable as of the date such representation or warranty was made or (iii) the Servicer adjusts downward the amount of any Receivables without either receiving Collections therefor or charging such amount off as uncollectible, and such condition continues unremedied for five Business Days from the earlier to occur of the discovery of such condition by the Issuer or the Servicer, or receipt by the Issuer of written notice of such condition given by the Trustee, any Notice Person, the Servicer or any Seller, then in any case above, the Issuer shall be deemed to have received on such day a Collection of such Receivable in full (or, in the case of clause (iii) above, in an amount equal to such adjustment or excess, as applicable), and the Issuer shall, on such day, to the extent that (1) the Coverage Test is not satisfied, (2) funds are not otherwise available therefor out of Collections on Receivables on such day and (3) such amounts have not otherwise already been paid by the Issuer pursuant to Article 5 of the Indenture and Article 5 of each applicable Series Supplement, pay to the Servicer an amount equal to the Outstanding Principal Balance of such Receivable (or, in the case of clause (iii) above, in an amount equal to such adjustment or excess, as applicable), together with accrued and unpaid interest thereon, and such amount shall be allocated and applied by the Servicer as a Collection allocable to each Series in accordance with Article 5 of the Indenture and Article 5 of each applicable Series Supplement.

                                   ARTICLE IV

                              OTHER SERVICER POWERS

          Section 4.01 Appointment of Paying Agent. Subject to Section 2.7 of the Indenture, the Servicer may revoke the power of the Paying Agent to withdraw funds from any account maintained for the benefit of the Secured Parties pursuant to the Indenture and remove the Paying Agent, if the Servicer determines in its reasonable discretion that the Paying Agent shall have failed to perform its obligations under the Indenture and any Series Supplement in any material respect or for other good cause. The Servicer shall notify each of the Rating Agencies of the removal of any Paying Agent pursuant to the immediately preceding sentence.

          Section 4.02 Meetings of Noteholders. To the extent provided by the Series Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series, subject to Section 7.01 of this Agreement. For such purpose, the provisions of Section 13.8 of the Indenture relating to the setting of a record date for the purpose of establishing the Person in whose name any such Note is held shall apply.

                                    ARTICLE V

                             OTHER MATTERS RELATING
                                 TO THE SERVICER

          Section 5.01 Liability of the Servicer. The Servicer hereby agrees to perform any and all duties and obligations set forth in the Indenture or any Series Supplement thereto that are specifically identified therein as duties of the Servicer. Subject to the foregoing, the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by it in such capacity herein.

          Section 5.02 Limitation on Liability of the Servicer and Others. The directors, officers, employees or agents who are natural persons of the Servicer shall not be under any liability to the Issuer, the Trustee, the Noteholders, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder for any action taken or for refraining from the taking of any action, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any supplement hereto; provided, however, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in this
Section 5.02 with respect to the Issuer and the Trustee, its officers, directors, employees and agents, the Servicer shall not be under any liability to the Issuer, the Trustee, its officers, directors, employees and agents, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any supplement hereto; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of
(x) willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any Series Supplement or (y) breach of the express terms of any Transaction Document. The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables or the other property in the Trust Estate in accordance with this Agreement, the Indenture and any Series Supplement which in its reasonable opinion may involve it in any expense or liability.

          Section 5.03 Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which such Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of any Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel and as to clause (ii) by a Conn Officer's Certificate of the Servicer, each to such effect delivered, and satisfactory in form and substance, to the Notice Persons. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of such Servicer in accordance with Section 2.01 hereof.

          Section 5.04 Waiver of Defaults. Any default by the Servicer in the performance of its obligations hereunder and its consequences may be waived pursuant to Section 7.01. Upon any such waiver of a default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE VI

                          ADDITIONAL OBLIGATION OF THE
                      SERVICER WITH RESPECT TO THE TRUSTEE

          Section 6.01  Successor Trustee.

               (a) If the Trustee resigns or is removed pursuant to the terms of the Indenture or if a vacancy exists in the office of the Trustee for any reason, the Servicer shall promptly appoint a successor Trustee meeting the requirements of

          Section 11.9 of the Indenture, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee.

               (b) The Servicer agrees to execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all rights, powers, duties and obligations under the Indenture and hereunder.

          Section 6.02 Tax Returns. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Noteholders. Except to the extent the Servicer breaches its obligations or covenants contained in this Section 6.02, in no event shall the Servicer be liable for any liabilities, costs or expenses of the Issuer, the Noteholders or the Note Owners arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income or gross receipts (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

          Section 6.03 Final Payment with Respect to Any Series. The Servicer shall provide any notice of termination as specified for the Servicer in Section 12.5(a) of the Indenture and in accordance with the procedures set forth therein.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

          Section 7.01  Amendment.

               (a) This Agreement may be amended in writing from time to time by the Issuer, the Servicer and the Trustee, without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, that such action shall not adversely affect in any material respect the interests of any Noteholder or any Enhancement Provider.

               (b) Any provision of this Agreement may also be amended, supplemented, modified or waived in writing from time to time by the Issuer, the Servicer and the Trustee with the consent of the Required Persons of each outstanding Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Noteholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Notes of such Series without the consent of each Holder of Notes of such

          Series so affected, (ii) change the definition of or the manner of calculating the Investor Interests, the Investor Percentage or the Aggregate Investor Default Amount of such Series without the consent of each Holder of Notes of such Series, (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Holder of Notes of all Series adversely affected or
          (iv) result in a reduction or withdrawal of the then current ratings of any outstanding Notes of such Series by any Rating Agency. The Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Trustee's rights, duties or immunities under this Agreement or otherwise, except as otherwise may be provided in the Indenture.

               (c) Promptly after the execution of any such amendment, the Trustee shall furnish notification of the substance of such amendment to each Noteholder of each Series affected thereby, to any related Enhancement Provider and to each Rating Agency providing a rating for such Series.

               (d) It shall not be necessary for the consent of Noteholders under this Section 7.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Trustee may prescribe.

               (e) In connection with any amendment, the Trustee may request an Opinion of Counsel (from an external law firm) from the Servicer to the effect that the amendment complies with all requirements of this Agreement, except that such counsel shall not be required to opine on factual matters.

          Section 7.02 Protection of Right, Title and Interest to Receivables and Related Security.

               (a) The Servicer shall cause this Agreement, the Indenture and any Series Supplement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Noteholders and the Trustee's right, title and interest to the Trust Estate to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the Trustee's Lien (granted pursuant to the Indenture for the benefit of the Secured Parties) on the property comprising the Trust Estate. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 7.02(a).

               (b) The Servicer will give the Trustee prompt written notice of any relocation of any office from which it services the Receivables and Related Security or keeps records concerning such items or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the Trustee's security interest in the Trust Estate and the proceeds thereof for the benefit of the Secured Parties. The Servicer will at all times maintain each office from which it services the Receivables, Related Security and other property in its possession and part of the Trust Estate and its principal executive office within the United States of America.

          Section 7.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERVICING AGREEMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENT THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

          Section 7.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by registered mail, return receipt requested, to (a) in the case of the Issuer, to Conn Funding II, L.P., 3295 College Street, Beaumont, Texas 77701, Attention:
David Atnip, Telephone: 409-832-1696 ext. 3270, (b) in the case of the Servicer to CAI, L.P., 3295 College Street, Beaumont, Texas 77701, Attention: David Atnip, Telephone: 409-832-1696 ext. 3270, (c) in the case of the Trustee, to its Corporate Trust Office, (d) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the Series Supplement relating to such Series and (e) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Series Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise provided with respect to any Series in the related Series Supplement, any notice required or permitted to be mailed to a Noteholder shall be given as required in the Indenture or any related Series Supplement.

          Section 7.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 7.06 Delegation. Except as provided in Section 2.01, 2.02 or 2.12(b), the Servicer may not delegate any of its obligations under this Agreement.

          Section 7.07 Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or the Transaction Documents or any matter arising hereunder or thereunder.

          Section 7.08 Further Assurances. The Servicer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee or any Notice Person more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to all or any portion of the Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 7.09 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any Notice Person, any Enhancement Provider or the Noteholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 7.10 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 7.11 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Secured Parties and, to the extent provided in any related Series Supplement, to the Enhancement Provider named therein, and their respective successors and permitted assigns.

          Section 7.12  Actions by Noteholders.

               (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders or unless otherwise provided in a Series Supplement. Notwithstanding anything in this Agreement to the contrary, neither the Servicer nor any Affiliate thereof shall have any right to vote with respect to any Note except as specifically provided in the Indenture.

               (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind such Noteholder and every subsequent holder of such Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 7.13 Rule 144A Information. For so long as any of the Notes of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Servicer, the Trustee and the Enhancement Provider(s) for such Series agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such a Noteholder upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

          Section 7.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

          Section 7.15 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 7.16 Rights of the Trustee. The rights, privileges and immunities afforded to the Trustee in the Indenture shall apply to this Agreement as if fully set forth herein.

          IN WITNESS WHEREOF, the Issuer, the Servicer and the Trustee have caused this Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            CONN FUNDING II, L.P., as Issuer


                                            By:  Conn Funding II GP, L.L.C.,
                                                 its general partner


                                            By: /s/ David R. Atnip
                                               ---------------------------------
                                               Name:  David R. Atnip
                                               Title: Secretary/Treasurer


                                            CAI, L.P., as Servicer


                                            By:  Conn Appliances, Inc.,
                                                 its general partner


                                            By: /s/ Thomas J. Frank
                                               ---------------------------------
                                               Name:  Thomas J. Frank
                                               Title: CEO and Chairman of the
                                                      Board


                                            WELLS FARGO BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity, but solely as Trustee


                                            By: /s/ Marianna C. Stershic
                                               ---------------------------------
                                               Name:  Marianna C. Stershic
                                               Title: Vice President


                                       S-1                   Servicing Agreement

                                                                     Exhibit A-1
                                                 Form of Monthly Servicer Report

                         FORM OF MONTHLY SERVICER REPORT


                                     A-1-1                   Servicing Agreement

                     [Monthly Servicer Report Appears Here]

                                                                     Exhibit A-2
                                          Form of Monthly Noteholders' Statement

                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT



                                     A-2-1                   Servicing Agreement

                          [Series 2002-B Appears Here]

                                                                       Exhibit B
                                           Form of Annual Servicer's Certificate

                      FORM OF ANNUAL SERVICER'S CERTIFICATE
                      -------------------------------------



                                      B-1                    Servicing Agreement

                     [Form of Annual Servicers Certificate]

                                                                       Exhibit C
                                                                  Form of Credit
                                                           and Collection Policy

                      FORM OF CREDIT AND COLLECTION POLICY
                      ------------------------------------


                             [On File with Trustee]



                                      C-1                    Servicing Agreement

                                                                       Exhibit D
                                                      Form of Accounting Control
                                                Procedures and Processing Report

                           FORM OF ACCOUNTING CONTROL
                        PROCEDURES AND PROCESSING REPORT
                        --------------------------------



                                      D-1                    Servicing Agreement

                                                                       Exhibit E
                                               Form of Post Office Box Agreement

                        FORM OF POST OFFICE BOX AGREEMENT
                        ---------------------------------



                             Schedule E-1                    Servicing Agreement

                [Form of Post Office Box Agreement Appears Here]

                                                                Schedule 2.08(i)
                                                                      Litigation

                                   LITIGATION
                                   ----------

                                      None.



                                    Schedule                 Servicing Agreement
                                   2.08(i)-1